                                                                    Exhibit 4.4


NON-STANDARDIZED PROFIT SHARING/THRIFT PLAN WITH 401(k) FEATURE
ADOPTION AGREEMENT NUMBER 001-03

This Adoption Agreement, when executed by the Employer and accepted by the Plan Administrator, and the Trustee, if applicable, and accepted by Connecticut General Life Insurance Company, establishes the Employer's Plan and Trust, if applicable, for the benefit of its eligible Employees and their Beneficiaries. The terms of the Connecticut General Life Insurance Company Defined Contribution Plan are expressly incorporated therein and shall form a part hereof as fully as if set forth herein except that if more than one election is provided, only that election made by the Employer shall be so incorporated. The terms of the Plan so incorporated together with the terms of this Adoption Agreement shall constitute the sole terms of the Employer's Plan and Trust, if applicable, and no further trust instrument of any nature whatsoever shall be required. The Employer's participation under the Plan shall be subject to all the terms set forth therein and in this Adoption Agreement.

  NOTE: SECTION 414(d) GOVERNMENTAL PLANS AND SECTION 414(e) NONELECTING CHURCH PLANS THAT DO NOT WISH TO PROVIDE ERISA-REQUIRED BENEFITS SHOULD NOT ADOPT THIS DOCUMENT.


-------------------------------------------------------------------------------------------------------------
Plan Document     GENERAL INFORMATION
  Section
-------------------------------------------------------------------------------------------------------------
                  Legal Name of Employer: NAVIGANT INTERNATIONAL, INC.
-------------------------------------------------------------------------------------------------------------
                  Address: 84 INVERNESS CIRCLE EAST

                  City: ENGLEWOOD   State: CO     Zip: 80112-5314
-------------------------------------------------------------------------------------------------------------
                  Plan Name: NAVIGANT INTERNATIONAL 401(k) PLAN
-------------------------------------------------------------------------------------------------------------
                  Plan Number: 001

                    TO BE ASSIGNED BY THE EMPLOYER. FOR EXAMPLE: 001, 002, AND SO ON.
-------------------------------------------------------------------------------------------------------------
                  Employer's EIN: 52-2080967
-------------------------------------------------------------------------------------------------------------
                  Classification of Business:

                  /X/ C Corporation         / / S Corporation         / / Partnership

                  / / Sole Proprietorship      / / Tax-Exempt/Nonprofit Organization

                  / / Other:
                            ------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     GENERAL INFORMATION
  Section
-------------------------------------------------------------------------------------------------------------
                  Employer Tax Status:

                  Tax Year Ends (MM/DD): LAST SATURDAY IN APRIL

                  Tax Basis:   /X/ Cash        / / Accrual
-------------------------------------------------------------------------------------------------------------
 1.20             Effective Date

                  The adoption of the CONNECTICUT GENERAL LIFE INSURANCE COMPANY Non-Standardized Profit
                  Sharing/Thrift Plan with 401(k) Feature shall:

                  /X/ A. Establish a new Plan effective as of (MM/DD/YY): June 10, 1998

                  / / B. Constitute an amendment and restatement in its entirety of a previously established
                         Qualified Plan of the Employer which was effective             (hereinafter called
                         the "Effective Date"). The effective date of this amendment and restatement
                         is                   .
-------------------------------------------------------------------------------------------------------------
                  Merger Data

                  This Plan includes funds from a prior or coincidental merger of a:

                  / / A. Money Purchase Plan

                  / / B. Target Benefit Plan

                  /X/ C. Not Applicable
-------------------------------------------------------------------------------------------------------------
                  Sponsoring Organization:

                  Connecticut General Life Insurance Company
                  P.O. Box 2975
                  Hartford, CT 06104
                  860-534-2298
-------------------------------------------------------------------------------------------------------------

                              TABLE OF CONTENTS


ARTICLE                                                                    PAGE

    I.    Nontrusteed, Trust, and Trustee................................    4

   II.    Plan Administrator.............................................    4

  III.    Plan Year......................................................    5

   IV.    Compensation...................................................    6

    V.    Highly Compensated Employee....................................    7

   VI.    Service........................................................    8

  VII.    Eligibility Requirements.......................................   10

 VIII.    Entry Date.....................................................   13

   IX.    Vesting........................................................   15

    X.    Contributions..................................................   18

   XI.    Contribution Period............................................   28

  XII.    Allocation of Contributions....................................   29

 XIII.    Limitations on Allocations.....................................   31

  XIV.    Investment of Participant's Accounts...........................   32

   XV.    Life Insurance.................................................   32

  XVI.    Employer Stock.................................................   33

 XVII.    Withdrawals Preceding Termination..............................   34

XVIII.    Loans to Participants, Beneficiaries and Parties-in-Interest...   38

  XIX.    Retirement and Disability......................................   39

   XX.    Distribution of Benefits.......................................   40

  XXI.    Qualified Preretirement Survivor Annuity.......................   41

 XXII.    Amendment of the Plan..........................................   41

XXIII.    Top-Heavy Provisions...........................................   42

 XXIV.    Other Adopting Employer........................................   44


PLAN DOCUMENT
   SECTION             I.   NONTRUSTED, TRUST, AND TRUSTEE

- THE PLAN MUST HAVE A TRUSTEE IF THE EMPLOYER HAS ELECTED EMPLOYER STOCK, LOANS, INVESTMENT IN LIFE INSURANCE, AND/OR ANY INVESTMENT OTHER THAN THROUGH A CONTRACT WITH CONNECTICUT GENERAL LIFE INSURANCE COMPANY.

- IF THE PLAN IS TRUSTEED, THE EMPLOYEE MUST APPLY FOR A TRUST TAX IDENTIFICATION NUMBER, UNLESS THE TRUST ALREADY HAS OBTAINED ONE, EVEN IF CG TRUST COMPANY HAS BEEN APPOINTED AS THE PLAN'S TRUSTEE.

------------------------------------------------------------------------------

                    The Plan is:
1.39                / / A. Nontrusteed.
------------------------------------------------------------------------------
1.73, 1.74          / / B. Trusteed and Trustees are:

                    Trustee(s)
                    Name(s):
                            --------------------------------------------------

                            --------------------------------------------------
                    Adress:
                            --------------------------------------------------

                            --------------------------------------------------

                    City:                       St:               Zip:
                         ----------------------     -------------      -------

                    Trust EIN:
                              -----------------------------------
------------------------------------------------------------------------------
1.73, 1.74          /X/ C. Trusteed and CG Trust Company has been appointed as the Plan's Trustee.

                    Trust
                    Name:    CG Trust Company

                    Address: 525 West Monroe St., Suite 1900
                             Chicago, IL. 60661-3629

                    Employer's Trust EIN: TBD
------------------------------------------------------------------------------


PLAN DOCUMENT
   SECTION                  II.  PLAN ADMINISTRATOR

------------------------------------------------------------------------------
1.50                The Plan Administrator is:

                    Name:    NAVIGANT INTERNATIONAL, INC.

                    Address: 84 INVERNESS CIRCLE EAST

                    City: ENGLEWOOD    State: CO    Zip: 80112
------------------------------------------------------------------------------

                                      -4-

PLAN DOCUMENT
   SECTION                       III. PLAN YEAR

------------------------------------------------------------------------------
1.51                A. The Plan Year will mean:

                    /X/ 1. The 12-consecutive-month period commencing on
                           (MM/DD/YY) January 1, 1998 and each anniversary thereof except that the first plan year will commence on (MM/DD/YY) June 10, 1998.

                     THIS ELECTION MAY BE MADE ONLY FOR NEW PLANS.

                    / / 2. The 12-consecutive-month period commencing on
                           (MM/DD/YY) ___________ and each anniversary thereof.

PLAN DOCUMENT
   SECTION                      IV. COMPENSATION

- (i) ELECTION OF OPTIONS 1-6 BELOW DOES NOT REQUIRE A SEPARATE NONDISCRIMINATION TEST.

- (ii) IF OPTION 1, 2, OR 3 IS ELECTED, YOU MUST ELECT THE SAME DEFINITION OF COMPENSATION IN SECTION XIII, LIMITATAIONS ON ALLOCATIONS.

- (iii) OPTIONS 1-6 INCLUDE LUMP SUM AMOUNTS AND/OR CASH BONUSES. THESE AMOUNTS ARE INCLUDED IN COMPENSATION IN THE YEAR IN WHICH PAID.

- (iv) OPTIONS 4-9 MAY NOT BE ELECTED BY A PLAN THAT USES AN INTEGRATED ALLOCATION FORMULA.

- (v) THIS COMPENSATION DEFINITION IS FOR PURPOSES OF ALLOCATING CONTRIBUTIONS UNDER THE PLAN. FOR NONDISCRIMINATION TESTING, THE EMPLOYER MAY USE ANY DEFINITION OF COMPENSATION THAT IS BASED UPON CODE SECTION 414(s) OR 415(c)(3). USE OF OPTIONS 7, 8, 0R 9 FOR NONDISCRIMINATION TESTING REQUIRES THAT THE EMPLOYER SATISFY A SEPARATE COMPENSATION NONDISCRIMINATION TEST.

------------------------------------------------------------------------------

                    A. Indicate the number of the Compensation definition
                       that will be used for allocating each type of contribution.

                          Elective Deferral Contriubutions:    1
                                                            ------
                          Matching Contributions:    1
                                                  ------
                          Nonelective Contributions:   1
                                                    ------
                          Employee Contributions:
                                                 ------

1.12 For purposes of allocating contributions, Compensation means:

1.12(a)                1. Wages, Tips and Other Compensation Box on Form W-2.

1.12(b)                2. Section 3401(a) wages.

1.12(c)                3. 415 safe-harbor compensation.

1.12(d)                4. Modified Wages, Tips, and Other Compensation Box on
                          Form W-2.

1.12(e)                5. Modified section 3401(a) wages.

1.12(f)                6. Modified 415 safe-harbor compensation.

1.12(g)                7. Regular or base salary or wages.

1.12(h)                8. Regular or base salary or wages plus / / overtime
                          and/or / / bonuses.

1.12(i)                9. A "reasonable alternative definition of
                          Compensation," as that term is used under Code
                          section 414(s)(3) and the regulations thereunder.

                          the definition of Compensation is: ________________

                          ___________________________________________________

                          ___________________________________________________

                          - LUMP SUM AMOUNTS AND/OR CASH BONUSES MAY BE
                          EXCLUDED ONLY IF SPECIFIED IN THIS DEFINITION. ALSO
                          SEE NOTE (v) ABOVE.
------------------------------------------------------------------------------

  PLAN
DOCUMENT
SECTION                          IV. COMPENSATION

1.12      B.   Compensation shall be determined over the following
               determination period:

               /X/ 1. The Plan Year

               / / 2. At 12-consecutive-month period beginning on (MM/DD)
                      ______ and ending with or within the Plan Year. For
                      Employees whose date of hire is less than 12 months before the end of the designated 12-month period.
                      Compensation will be determined over the Plan Year.

               / / 3. The Plan Year. However, for the Plan Year in which an
                      Employee's participation begins, the applicable period is the portion of the Plan Year during which the Employee is eligible to participate in the Plan.

1.12      C.   Compensation shall/shall not include Employer contributions made pursuant to a salary reduction agreement, which are not includable in the gross income of the Employee under Code
               Section 125, 402(e)(3), 402(h)(1)(B) or 403(b).

                             /X/ Shall               / / Shall Not

1.12      D.   The highest annual Compensation to be used in determining
               allocations to a Participant's Account shall be:

               $_________

               --  ENTER AN AMOUNT IF LESS THAN THE $150,000 (AS INDEXED)
                   LIMITATION ON COMPENSATION.

  PLAN
DOCUMENT
SECTION                      V. HIGHLY COMPENSATED EMPLOYEE

1.29      A.   Highly Compensated Employees shall be determined using:

1.29(a)        /X/ 1. The Traditional Method.

1.29(b)        / / 2. The Simplified Method for Employers in more than one geographical area.

1.29(c)        / / 3. The alternative Simplified Method.

1.29(d)        / / 4. The alternative Simplified Method with Snapshot Day basis.

                      The Snapshot Day is __________ (fill in).


  PLAN
DOCUMENT
SECTION                      V. HIGHLY COMPENSATED EMPLOYEE

1.29(a)   B.   If A.1. or A.2. is chosen above, the Look-Back Year shall be:

               / / 1. The 12-month period immediately preceding the
                      Determination Year.

               /X/ 2. The calendar year ending with or within the
                      Determination Year.

               -- IF B.2. IS SELECTED AND THE DETERMINATION YEAR (PLAN YEAR)
               IS THE CALENDAR YEAR, THEN THE LOOK-BACK YEAR IS THE SAME
               12-MONTH PERIOD AS THE DETERMINATION YEAR. THIS AVOIDS HAVING
               TO LOOK BACK AT DATA FROM A PRIOR YEAR.

               -- HOWEVER, IF THE DETERMINATION YEAR IS NOT THE CALENDAR
               YEAR, THE DETERMINATION YEAR CALCULATION MUST BE MADE ON THE
               BASIS OF A LAG PERIOD (THE PERIOD RUNNING FROM THE END OF THE
               LOOK-BACK YEAR TO THE END OF THE DETERMINATION YEAR), WITH THE
               APPLICABLE DOLLAR AMOUNTS ADJUSTED ON A PRO RATA BASIS FOR THE
               NUMBER OF MONTHS IN THE LAG PERIOD.

  PLAN
DOCUMENT
SECTION                              VI. SERVICE

-- CHECK OFF APPROPRIATE BASIS FOR DETERMINING SERVICE.

2A.3,     A.   Hours of Service or Elapsed Time
2A.9
               1. Years of Service shall be determined on the following basis:

                  a.  Eligibility:                 / / Hours of Service     /X/ Elapsed Time

                  b.  Vesting:                     /X/ Hours of Service     / / Elapsed Time

                  c.  Allocation of Contributions: /X/ Hours of Service     / / Elapsed Time

               2. If service is based on Hours of Service, Hours shall be determined on the basis of:

                  /X/ a. Actual hours for which paid or entitled to payment.

                  / / b. Days Worked (10 Hours of Service).

                  / / c. Weeks Worked (45 Hours of Service).

                  / / d. Semimonthly payroll periods (95 Hours of Service).

                  / / e. Months Worked (190 Hours of Service).

               -- FOR OPTIONS B, C, D, AND E: IF THE EMPLOYEE WOULD BE
               CREDITED WITH 1 HOUR OF SERVICE DURING THE PERIOD, THE
               EMPLOYEE SHALL BE CREDITED WITH THE NUMBER OF HOURS OF SERVICE
               INDICATED IN PARENTHESES.


  PLAN
DOCUMENT
SECTION                              VI. SERVICE

          B.   Service with other employers.

1.24           1. Service with members of the Employer's controlled group of corporations, affiliated service group, or group of business under common control ("controlled group").

                  -- SERVICE FOR AN EMPLOYER WHILE THE EMPLOYER IS PART OF
                  THE CONTROLLED GROUP MUST BE TAKEN INTO ACCOUNT.

                  a. Service with a member of the controlled group prior to it becoming part of the controlled group will be included for all purposes.

                             / / Yes            /X/ No

2A.5           2. Service with a predecessor organization.

                  -- SERVICE WITH A PREDECESSOR ORGANIZATION OF THE EMPLOYER
                  MUST BE TAKEN INTO ACCOUNT IF THE EMPLOYER MAINTAINS THE
                  PLAN OF THE PREDECESSOR ORGANIZATION.

                  a. Service with a predecessor organization will be included for all purposes even if the Employer does not maintain the plan of the predecessor organization.

                             / / Yes            /X/ No

2A.5           3. Service with the following subsidiary(ies) or affiliated organization, not related to the Employer under the rules
                  of Code sections 414(b), (c) or (m), shall be considered
                  Service for all purposes of this plan:

                  __________________________________________________________

                  __________________________________________________________

                  __________________________________________________________

          -- SERVICE CREDITED UNDER 1.a, 2.a, AND 3 MUST APPLY TO ALL
         SIMILARLY SITUATED EMPLOYEES, MUST BE CREDITED FOR A LEGITIMATE
         BUSINESS REASON, AND MUST NOT BY DESIGN OR OPERATION DISCRIMINATE
         SIGNIFICANTLY IN FAVOR OF HIGHLY COMPENSATED EMPLOYEES.


-------------------------------------------------------------------------------------------------------------
Plan Document     VII. ELIGIBILITY REQUIREMENTS
  Section
-------------------------------------------------------------------------------------------------------------
- CHECK OF FILL OUT APPROPRIATE REQUIREMENTS FOR EACH TYPE OF CONTRIBUTION IN THE PLAN
-------------------------------------------------------------------------------------------------------------
2A.5(a), 2B.1     A.  Eligibility Requirements.

                  1.  If Employer is a Partnership or Sole Proprietorship: Self-Employed Individuals are
                      eligible to participate in the Plan.

                                       / / Yes     / / No

                  2.  Immediate Participation.

                      - NO AGE OR SERVICE REQUIREMENT.

                        / / Elective Deferral Contributions

                        / / Matching Contributions

                        / / Nonelective Contributions

                        / / Employee Contributions

                  3.  Service Requirement.

                      - NOT TO EXCEED 1 YEAR IF GRADED VESTING; NOT TO EXCEED 2 YEARS IF 100% IMMEDIATE
                      VESTING. NOT TO EXCEED 1/2 YEAR IF GRADED VESTING OR 1 1/2 YEARS IF 100% IMMEDIATE
                      VESTING IF ANNUAL ENTRY DATE IS CHOSEN IN SECTION VIII "ENTRY DATE." NOT TO EXCEED 1
                      YEAR FOR ELECTIVE DEFERRAL CONTRIBUTIONS.

                        /X/ Elective Deferral Contributions: 1/2 (indicate number of years)

                        /X/ Matching Contributions: 1/2 (indicate number of years)

                        /X/ Nonelective Contributions: 1/2 (indicate number of years)

                        / / Employee Contributions: _____ (indicate number of years)

                        - FILL IN THE BLANK(S) ABOVE WITH THE AMOUNT OF SERVICE REQUIRED. ANY SERVICE
                        REQUIREMENT NOT IN UNITS OF WHOLE YEARS REQUIRES SERVICE FOR ELIGIBILITY TO BE
                        DETERMINED BASED ON ELAPSED TIME (SEE SECTION VI.A.1.a).

                  4.  Age Requirement.

                      - NOT GREATER THAN 21 YEARS. IF ANNUAL ENTRY DATE IS CHOSEN IN SECTION VIII "ENTRY
                      DATE," NOT GREATER THAN 20 1/2 YEARS.

                        /X/ Elective Deferral Contributions: 21 (indicate minimum age)

                        /X/ Matching Contributions: 21 (indicate minimum age)

                        /X/ Nonelective Contributions: 21 (indicate minimum age)

                        / / Employee Contributions: _____ (indicate minimum age)

                  5.  Employees who were employed on or before the initial Effective Date of the Plan or the Effective Date of the amendment and restatement of the Plan, as indicated on page 2, shall/shall not be immediately eligible without regard to any Age and/or
                      Service requirements specified in 2 or 3 above.

                                       / / Shall     /X/ Shall Not
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     VII. ELIGIBILITY REQUIREMENTS
  Section
-------------------------------------------------------------------------------------------------------------
 2B.1             B.  Job Class Requirements

                      An Employee must be a member of one or more of the following selected classifications:

                      1. No Job Class Requirements:

                            /X/ Elective Deferral Contributions

                            /X/ Matching Contributions

                            /X/ Nonelective Contributions

                            / / Employee Contributions

                      2. Salaried:

                            / / Elective Deferral Contributions

                            / / Matching Contributions

                            / / Nonelective Contributions

                            / / Employee Contributions

                      3. Hourly:

                            / / Elective Deferral Contributions

                            / / Matching Contributions

                            / / Nonelective Contributions

                            / / Employee Contributions

                      4. Clerical:

                            / / Elective Deferral Contributions

                            / / Matching Contributions

                            / / Nonelective Contributions

                            / / Employee Contributions

                      5. Employees whose employment is government by a collective bargaining agreement represented by the following union: _________

                            / / Elective Deferral Contributions

                            / / Matching Contributions

                            / / Nonelective Contributions

                            / / Employee Contributions

                      6. Other (fill in): __________

                            / / Elective Deferral Contributions

                            / / Matching Contributions

                            / / Nonelective Contributions

                            / / Employee Contributions

                      - "PART-TIME" EMPLOYEES MAY NOT BE EXCLUDED.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     VII. ELIGIBILITY REQUIREMENTS
  Section
-------------------------------------------------------------------------------------------------------------
 2B.1             C.  Additional Requirements

                      An Employee must be in the following designated division(s) of the Employer:

                      ----------------------------------------------------

                      ----------------------------------------------------

                            / / Elective Deferral Contributions

                            / / Matching Contributions

                            / / Nonelective Contributions

                            / / Employee Contributions
-------------------------------------------------------------------------------------------------------------
 2B.1             D.  An Employee must not be a member of any one of the following groups:

                  1.  Union.

                      - EMPLOYEES WHO ARE MEMBERS OF A UNION ARE DEFINED AS: EMPLOYEES INCLUDED IN A UNIT
                      OF EMPLOYEES COVERED BY A COLLECTIVE BARGAINING AGREEMENT BETWEEN THE EMPLOYER AND
                      EMPLOYEE REPRESENTATIVES, IF RETIREMENT BENEFITS WERE THE SUBJECT OF GOOD FAITH
                      BARGAINING AND IF TWO PERCENT OR LESS OF THE EMPLOYEES OF THE EMPLOYER WHO ARE
                      COVERED PURSUANT TO THAT AGREEMENT ARE PROFESSIONAL EMPLOYEES AS DEFINED IN SECTION
                      1.410(b)-9 OF THE REGULATIONS. FOR THIS PURPOSE THE TERM "EMPLOYEE REPRESENTATIVES"
                      DOES NOT INCLUDE ANY ORGANIZATION MORE THAN HALF OF WHOSE MEMBERS ARE EMPLOYEES WHO
                      ARE OWNERS, OFFICERS, OR EXECUTIVES OF THE EMPLOYER, UNLESS THE COLLECTIVE BARGAINING
                      AGREEMENT PROVIDES FOR COVERAGE UNDER THE PLAN.

                            /X/ Elective Deferral Contributions

                            /X/ Matching Contributions

                            /X/ Nonelective Contributions

                            / / Employee Contributions

                  2.  Nonresident aliens (within the meaning of Code section 7701(b)(1)(B), who receive no earned income (within the meaning of Code section 911(d)(2)) from the Employer that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)).

                            /X/ Elective Deferral Contributions

                            /X/ Matching Contributions

                            /X/ Nonelective Contributions

                            / / Employee Contributions
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     VII. ELIGIBILITY REQUIREMENTS
  Section
-------------------------------------------------------------------------------------------------------------
                  3. Employees covered by the following designated qualified employee benefit plans:

                     ___________________________________________________

                     ___________________________________________________

                           / / Elective Deferral Contributions
                           / / Matching Contributions
                           / / Nonelective Contributions
                           / / Employee Contributions

-------------------------------------------------------------------------------------------------------------
1.15              E. The Plan covers Employees whose conditions of employment are mandated under the Davis-Bacon Act.
                           / / Yes        /X/ No

-------------------------------------------------------------------------------------------------------------
Plan Document     VIII. ENTRY DATE
  Section
-------------------------------------------------------------------------------------------------------------
                  - CHECK THE APPROPRIATE REQUIREMENT FOR ENTRY DATE.
-------------------------------------------------------------------------------------------------------------
1.25              A. Immediately.
                           / / Elective Deferral Contributions
                           / / Matching Contributions
                           / / Nonelective Contributions
                           / / Employee Contributions
-------------------------------------------------------------------------------------------------------------
1.25              B. The first day of any month.
                           / / Elective Deferral Contributions
                           / / Matching Contributions
                           / / Nonelective Contributions
                           / / Employee Contributions
-------------------------------------------------------------------------------------------------------------
1.25              C. Quarterly (that is, three months apart) on each:
                           (MM/DD) January 1, or (MM/DD) April 1, or
                           (MM/DD) July 1, or (MM/DD) October 1.

                  - FILL IN DATES.

                            /X/ Elective Deferral Contributions
                            /X/ Matching Contributions
                            /X/ Nonelective Contributions
                            / / Employee Contributions
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     VIII. ENTRY DATE
  Section
-------------------------------------------------------------------------------------------------------------

1.25              D. Semiannually (that is, six months apart) on each:
                             (MM/DD) _________, or (MM/DD) ___________

                  - FILL IN DATES.
                           / / Elective Deferral Contributions
                           / / Matching Contributions
                           / / Nonelective Contributions
                           / / Employee Contributions
-------------------------------------------------------------------------------------------------------------
1.25              E. Annually, on each (MM/DD) ______________.

                  - FILL IN DATE.

                           / / Elective Deferral Contributions
                           / / Matching Contributions
                           / / Nonelective Contributions
                           / / Employee Contributions
-------------------------------------------------------------------------------------------------------------
1.25              F. The first day nearest to the date(s) selected in B, C, D or E  above, whether before or after that date, that the Participant meets the Eligibility Requirements.

                           / / Elective Deferral Contributions
                           / / Matching Contributions
                           / / Nonelective Contributions
                           / / Employee Contributions

                  - ALLOWS RETROACTIVE ENTRY INTO THE PLAN. THIS MAY HAVE AN EFFECT ON VARIOUS NONDISCRIMINATION
                    TESTS FOR THE PLAN.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     IX. VESTING
  Section
-------------------------------------------------------------------------------------------------------------

1.76              A. Vesting Percentage

                     The Vesting Schedule, based on number of Years or Periods of Service, shall be as indicated below. Indicate the number of the vesting schedule that applies to any Nonelective Contributions, Matching Contributions,
                     and Prior Employer Contributions. The vesting schedules are depicted in 1 through 8, below.

                         Nonelective Contributions are subject to vesting schedule:   8

                         Matching Contributions are subject to vesting schedule:    8

                         Prior Employer Contributions are subject to vesting schedule:  ________

                     1. Immediately = 100%

                     2. 0-3 years  =    0%
                        3 years    =  100%

                     3. 1 Year     =   20%
                        2 Years    =   40%
                        3 Years    =   60%
                        4 Years    =   80%
                        5 Years    =  100%

                     4. 0-3 Years  =    0%
                        3 Years    =   20%
                        4 Years    =   40%
                        5 Years    =   60%
                        6 Years    =   80%
                        7 Years    =  100%

                     5. 0-2 Years  =    0%
                        2 Years    =   20%
                        3 Years    =   40%
                        4 Years    =   60%
                        5 Years    =   80%
                        6 Years    =  100%

                     6. 0-5 Years  =    0%
                        5 Years    =  100%

                     7. 1 Year     =   25%
                        2 Years    =   50%
                        3 Years    =   75%
                        4 Years    =  100%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     IX. VESTING
  Section
-------------------------------------------------------------------------------------------------------------
                      8. Other. Must be at least as liberal as #4 or #6 above.

                            less than 2 years =   0%
                      2 but less than 3 years =  25%
                      3 but less than 4 years =  50%
                      4 but less than 5 years =  75%
                            more than 5 years = 100%
-------------------------------------------------------------------------------------------------------------
2A.5(b)           B.  The vesting computation period shall be based on the Employee's service in the:

                             /X/ Plan Year      / / Employment year
-------------------------------------------------------------------------------------------------------------
2A.7, 2A.10       C.  Excluded Years or Periods of Service.

                      The vesting percentage shall be based on all Years of Service (i.e., completing 1000 hours of Service) or Periods of Services (i.e., Elapsed Time), EXCEPT that the following shall be excluded:

                      Years or Periods of Service:

                      / / 1. Prior to the time the participant attained age 18.

                      / / 2. During which the Employer did not maintain the plan or predecessor plan.

                      / / 3. During which the Participant elected not to contribute to a plan which required Employee Contributions.

                      / / 4. Rule of Parity (Elapsed Time).

                             - RULE OF PARITY (ELAPSED TIME): IN THE EVENT A REEMPLOYED EMPLOYEE HAS NO
                             VESTED INTEREST IN EMPLOYER CONTRIBUTIONS AT THE TIME THE BREAK OCCURRED, AND
                             HAS SINCE INCURRED 5 CONSECUTIVE 1-YEAR BREAKS-IN-SERVICE, AND HAS A PERIOD OF
                             SEVERANCE WHICH EQUALS OR EXCEEDS HIS PRIOR PERIOD OF SERVICE, SUCH PRIOR
                             SERVICE MAY BE DISREGARDED.

                      / / 5. Rule of Parity (Hours of Service).

                             - RULE OF PARITY (HOURS OF SERVICE): YEARS OF SERVICE PRIOR TO A
                             BREAK-IN-SERVICE MAY BE DISREGARDED IF THE PARTICIPANT HAD NO VESTED INTEREST
                             IN EMPLOYER CONTRIBUTIONS AT THE TIME THE BREAK OCCURRED, AND THE PARTICIPANT
                             HAS SINCE INCURRED 5 CONSECUTIVE 1-YEAR BREAKS-IN-SERVICE, AND THE NUMBER OF
                             CONSECUTIVE 1-YEAR BREAKS-IN-SERVICE IS AT LEAST AS GREAT AS THE YEARS OF
                             SERVICE BEFORE THE BREAK OCCURRED.

                      / / 6. Prior to any 1-Year Break-in-Service until the Employee completes a Year of
                             Service following reemployment.

                      /X/ 7. None of the above.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     IX. VESTING
  Section
-------------------------------------------------------------------------------------------------------------
3D.1, 3D.2,       D.  Forfeitures.
2A.7, 2A.10
                      1. Forfeitures will occur:

                         /X/ a. Immediately.

                                / / (1) Optional Payback Method.

                                /X/ (2) Required Payback Method.

                         / / b. Upon a 1-Year Break-in-Service.

                                / / (1) Optional Payback Method.

                                / / (2) Required Payback Method.

                         / / c. Upon 5 consecutive 1-Year Break-in-Service.

                      2. Forfeitures will be:

                         /X/ a. Used as an Employer Credit.

                         / / b. Reallocated to Participants' Accounts.

                         / / c. Used as an Employer Credit and then, to the extent any Forfeitures remain, reallocated to Participants' Accounts.

                          - IF CHOICE IX.D.2.b OR c IS SELECTED AND THE PLAN PROVIDES MATCHING
                          CONTRIBUTIONS, THE ACTUAL CONTRIBUTION PERCENTAGE (ACP) TEST WILL BE AFFECTED.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     X. CONTRIBUTIONS
  Section
-------------------------------------------------------------------------------------------------------------
2C.1(k)(1)        A.  Elective Deferral Contributions

                      1. Availability/Amount

                         / / Not Available under the Plan.

                         /X/ Available under the Plan (complete the following).

                         Each Participant MAY elect to have his Compensation actually paid during the Plan
                         Year reduced by:

                            / / a. _____%

                            / / b. up to _____%

                            /X/ c. from 1% to 15%

                            / / d. up to the maximum percentage allowable, not to exceed the limits of Code sections 402(g) and 415.

                         - LUMP SUM AMOUNTS AND/OR CASH BONUSES MUST BE SUBJECT TO THE SALARY DEFERRAL
                         ELECTION UNLESS THE DEFINITION OF COMPENSATION IN SECTION IV.A.9 HAS BEEN ELECTED
                         AND THESE AMOUNTS HAVE BEEN SPECIFICALLY EXCLUDED FROM THAT COMPENSATION
                         DEFINITION. LUMP SUM AMOUNTS AND CASH BONUSES ARE DEFERRED UPON AND TESTED IN THE
                         PLAN YEAR IN WHICH PAID.

                      2. Modification

                          A Participant may change the amount of Elective Deferral Contributions the
                          Participant makes to the Plan (complete a and b):

                          /X/ a. Four per calendar year (may not be less frequent than once)

                          /X/ b. As of the following date(s) (MM/DD):
                                 on the first day of each calendar quarter.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     X. CONTRIBUTIONS
  Section
-------------------------------------------------------------------------------------------------------------
                  B. Required Employee Contributions

2C.1(k)(l)           1. Availability/Amount

                         /X/ Not Available under the Plan.
                         / / Available under the Plan and must be made as a condition of receiving an
                             Employer Contribution.

                  - REQUIRED EMPLOYEE CONTRIBUTIONS ARE NOT AVAILABLE UNLESS ELECTIVE DEFERRAL CONTRIBUTIONS ARE AVAILABLE.

                  Required Contributions shall be in the amount of:

                  / / a. _____% of Compensation actually paid during the Contribution Period.

2C.1(k)(l)        / / b. Not less than ______% nor more than _____% of Compensation actually paid during the Contribution Period.

                  2. Modification

                     A Participant may suspend Required Employee Contributions for a minimum period of:

                     / / a. 1 month
                     / / b. 2 months
                     / / c. 3 months

                  - THE SUSPENSION PERIOD MAY BE OF INDEFINITE DURATION. A PARTICIPANT'S REENTRY INTO THE PLAN SHALL BE AS OF THE
                    FIRST ENTRY DATE FOLLOWING THE END OF THE SUSPENSION PERIOD.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     X. CONTRIBUTIONS
  Section
-------------------------------------------------------------------------------------------------------------
2C.1              C. Matching Contributions

                     Availability/Amount

                         / / Not Available under the Plan.
                         /X/ Available under the Plan (elect one from option 1 and, if applicable, elect one from option 2).

                     1. / / a. Matching Contributions SHALL be based upon a percentage of Considered Net Profits.
                        /X/ b. Matching Contributions SHALL NOT be based upon a percentage of Considered Net Profits.

                     2. Partnership Plans.
                        / / a. The Employer SHALL make Matching Contributions to Partners.
                               - MATCHING CONTRIBUTIONS TO PARTNERS ARE TREATED IN ALL RESPECTS AS ELECTIVE DEFERRAL
                                 CONTRIBUTIONS.
                        / / b. The Employer SHALL NOT make Matching Contributions to Partners.

                     For each $1.00 of either Elective Deferral Contributions or Required Employee Contributions, as selected above, the Employer will contribute and allocate to each Participant's Matching Contribution Account an amount equal to:

                     / / 1. $______ (e.g., $.50).
                     /X/ 2. A discretionary percentage, to be determined by the Employer.
                            - IF OPTION 2 IS ELECTED,  THE AMOUNT OF THE DISCRETIONARY PERCENTAGE SHOULD BE DETERMINED BY AN
                              ANNUAL BOARD OF DIRECTORS RESOLUTION SETTING THE PERCENTAGE.

                     / / 3. Graded Match.
                            - IF A OR B IS ELECTED, THE MINIMUM AND MAXIMUM PERCENTAGES MUST BE WITHIN THE PARAMETERS OF THE
                              ELECTIVE DEFERRAL ELECTION IN SECTION X.A OR THE REQUIRED EMPLOYEE CONTRIBUTION ELECTION IN
                              SECTION X.B OF THIS ADOPTION AGREEMENT.

                            - PERCENTAGES FOR HIGHER AMOUNTS MUST BE LOWER THAN THE PERCENTAGES FOR LOWER AMOUNTS. FOR EXAMPLE:
                              100% OF THE FIRST $500, PLUS 75% OF THE NEXT $500, PLUS 50% OF THE NEXT $500.

                            / / a. Graded based upon the dollar amount of each Participant's Elective Deferral Contributions or Required Employee Contributions as follows:

                                   _________% of the first $_____ plus
                                   _________% of the first $_____ plus
                                   _________% of the first $_____ plus
                                   _________% of the next $_____
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     X. CONTRIBUTIONS
  Section
-------------------------------------------------------------------------------------------------------------
                            / / b. Graded based upon the percentage of Compensation of each Participant's Elective Deferral
                                   Contribution or Required Employee Contribution as follows:

                                   _________% of the first $_____ plus
                                   _________% of the next $_____ plus
                                   _________% of the next $_____ plus
                                   _________% of the next $_____ %.

                            - IF 3.a or b  IS ELECTED, ADDITIONAL TESTING WILL BE REQUIRED TO PROVE THAT THE DIFFERENT
                              CONTRIBUTIONS ARE AVAILABLE ON A NONDISCRIMINATORY BASIS.

                     / / 4. Separate specific dollar amounts for different employees (e.g., employees in different job classifications):

                            - THIS OPTION IS AVAILABLE ONLY FOR PLANS COVERING EMPLOYEES WHOSE CONDITIONS OF EMPLOYMENT ARE
                              MANDATED UNDER THE DAVIS-BACON ACT.

                            $_________ (e.g., $.50) to employees in ________ (fill in)
                            $_________ (e.g., $.50) to employees in ________ (fill in)
                            $_________ (e.g., $.50) to employees in ________ (fill in)
                            $_________ (e.g., $.50) to employees in ________ (fill in)
                            $_________ (e.g., $.50) to employees in ________ (fill in)

                            Additional Formulas (fill in below):

                            - FORMULAS MUST BE THE SAME TYPE AS ABOVE.

                            ______________________________________________________

                            ______________________________________________________

                            ______________________________________________________

                            - IF 4 IS SELECTED, ADDITIONAL TESTING WILL BE REQUIRED TO PROVE THAT THE DIFFERENT CONTRIBUTIONS ARE
                              AVAILABLE ON A NONDISCRIMINATORY BASIS.

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     X. CONTRIBUTIONS
  Section
-------------------------------------------------------------------------------------------------------------
                      / / 5. Different graded matches for different employees (e.g., employees in different job classifications, divisions, organizations, members of a controlled group of corporations, etc.):

                             - THIS OPTION IS AVAILABLE ONLY FOR PLANS COVERING EMPLOYEES WHOSE CONDITIONS
                             OF EMPLOYMENT ARE MANDATED UNDER THE DAVIS-BACON ACT.

                             - PERCENTAGES FOR HIGHER AMOUNTS MUST BE LOWER THAN THE PERCENTAGES FOR LOWER
                             AMOUNTS. FOR EXAMPLE: 100% OF THE FIRST $500, PLUS 75% OF THE NEXT $500, PLUS
                             50% OF THE NEXT $500.

                             / / a. Graded based upon the dollar amount of Elective Deferral Contributions or Required Contributions of each Participant as follows:

                                          Employees in _____ (fill in)

                                          _____% of the first $______ plus
                                          _____% of the next $______ plus
                                          _____% of the next $______ plus
                                          _____% of the next $______.

                                          Employees in _____ (fill in)

                                          _____% of the first $______ plus
                                          _____% of the next $______ plus
                                          _____% of the next $______ plus
                                          _____% of the next $______.

                                          Employees in _____ (fill in)

                                          _____% of the first $______ plus
                                          _____% of the next $______ plus
                                          _____% of the next $______ plus
                                          _____% of the next $______.

                                          Additional Formulas (fill in below):

                                          - FORMULAS MUST BE THE SAME TYPE AS ABOVE.

                                          ------------------------------------------

                                          ------------------------------------------

                                          ------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     X. CONTRIBUTIONS
  Section
-------------------------------------------------------------------------------------------------------------
                             / / b. Graded based upon the percentage of the Elective Deferral Contributions or Required Contributions of each Participant as follows:

                                    - THIS OPTION IS AVAILABLE ONLY FOR PLANS COVERING EMPLOYEES WHOSE
                                    CONDITIONS OF EMPLOYMENT ARE MANDATED UNDER THE DAVIS-BACON ACT.

                                    - MATCHING PERCENTAGES FOR HIGHER COMPENSATION PERCENTAGES MUST BE
                                    LOWER THAN MATCHING PERCENTAGES FOR LOWER COMPENSATION PERCENTAGES.
                                    FOR EXAMPLE: 100% OF THE FIRST 3%, PLUS 75% OF THE NEXT 2%, PLUS 50% OF
                                    THE NEXT 2%.

                                          Employees in _____ (fill in)

                                          _____% of the first ______% plus
                                          _____% of the next ______% plus
                                          _____% of the next ______% plus
                                          _____% of the next ______%

                                          Employees in _____ (fill in)

                                          _____% of the first ______% plus
                                          _____% of the next ______% plus
                                          _____% of the next ______% plus
                                          _____% of the next ______%

                                          Employees in _____ (fill in)

                                          _____% of the first ______% plus
                                          _____% of the next ______% plus
                                          _____% of the next ______% plus
                                          _____% of the next ______%

                                          Additional Formulas (fill in below):

                                          - FORMULAS MUST BE THE SAME TYPE AS ABOVE.

                                          ------------------------------------------

                                          ------------------------------------------

                                          ------------------------------------------

                             - IF 5.a OR b IS SELECTED, ADDITIONAL TESTING WILL BE REQUIRED TO PROVE THAT
                             THE DIFFERENT CONTRIBUTIONS ARE AVAILABLE ON A NONDISCRIMINATORY BASIS.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     X. CONTRIBUTIONS
  Section
-------------------------------------------------------------------------------------------------------------
                      The Elective Deferral or Required Employee Contributions, upon which Matching
                      Contributions are made by the Employer, shall not exceed:

                      / / 1. $_____ for the Plan Year.

                      / / 2. _____% of Participant's Compensation for the Contribution Period.

                      /X/ 3. N/A.

                      True-Up Contributions.

                      The Employer may/may not contribute a True-Up Contribution for each Participant at the end of the Plan Year so that the total Matching Contribution for each Participant is calculated on an annual basis.

                              /X/ May        / / May Not

                      Additional Matching Contributions:

                      In addition, at the end of the Plan Year, the Employer may contribute Additional
                      Matching Contributions to be allocated in the same proportion that the Matching
                      Contribution made on behalf of each Participant during the Plan Year bears to the
                      Matching Contribution made on behalf of all Participants during the Plan Year.

                              /X/ Yes        / / No
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     X. CONTRIBUTIONS
  Section
-------------------------------------------------------------------------------------------------------------
2C.1              D. Nonelective Contributions

                     - IF YOU CHOOSE TO MAKE A NONELECTIVE CONTRIBUTION, EACH EMPLOYEE ELIGIBLE TO PARTICIPATE IN THE PLAN AND
                       WHO SATISFIES THE ANNUAL ALLOCATION REQUIREMENT OF SECTION XII.A OR XII.B MUST BE GIVEN AN ALLOCATION,
                       REGARDLESS OF WHETHER THEY MAKE ELECTIVE DEFERRAL CONTRIBUTIONS.

                     Availability/Amount

                       / / Not Available under the Plan.
                       /X/ Available under the Plan (complete the following).

                     The Contribution for each Contribution Period shall be:

                     / / 1. ____% of Considered Net Profits.
                     / / 2. ____% of Compensation of each Participant.
                     / / 3. The Employer will contribute an amount equal to $____ for each Participant.
                     /X/ 4. Discretionary.

                     - IF OPTION 4 IS ELECTED, THE AMOUNT OF THE DISCRETIONARY CONTRIBUTION SHOULD BE DETERMINED BY AN ANNUAL
                       BOARD OF DIRECTORS RESOLUTION SETTING A FIXED AMOUNT OF CONTRIBUTION OR A FORMULA BY WHICH A FIXED
                       AMOUNT CAN BE DETERMINED.

                     / / 5. The Employer will contribute an amount equal to $_______/hour or unit of each Participant (indicate dollar or cents amount).

                     - OPTION 5 MAY BE CHOSEN ONLY FOR EMPLOYEES WHO ARE SUBJECT TO A COLLECTIVE BARGAINING AGREEMENT.

                     / / 6. _______% of Considered Net Profits to ________ (fill in)
                            _______% of Considered Net Profits to ________ (fill in)
                            _______% of Considered Net Profits to ________ (fill in)
                            _______% of Considered Net Profits to ________ (fill in)
                            _______% of Considered Net Profits to ________ (fill in)

                     - FILL IN JOB CLASSIFICATION
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     X. CONTRIBUTIONS
  Section
-------------------------------------------------------------------------------------------------------------
                     Additional Formulas (fill in below):

                     - FORMULA MUST BE THE SAME TYPE AS ABOVE.

                     _____________________________________________________________

                     _____________________________________________________________

                     _____________________________________________________________

                     / / 7. _____% of Considered Net Profits to _________ (fill in)
                            _____% of Considered Net Profits to _________ (fill in)
                            _____% of Considered Net Profits to _________ (fill in)
                            _____% of Considered Net Profits to _________ (fill in)
                            _____% of Considered Net Profits to _________ (fill in)

                  - FILL IN JOB CLASSIFICATION.

                      Additional Formulas (fill in below):

                      - FORMULAS MUST BE THE SAME TYPE AS ABOVE.

                      _____________________________________________________________

                      _____________________________________________________________

                      _____________________________________________________________

                      - OPTIONS 6 AND 7 MAY BE SELECTED ONLY WHEN A PLAN COVERS EMPLOYEES WHOSE CONDITIONS OF EMPLOYMENT ARE
                        MANDATED UNDER THE DAVIS-BACON ACT.

                      - IF OPTION 6 OR 7 IS SELECTED, SUBSECTION A.1 (COMPENSATION TO COMPENSATION ALLOCATION) MUST BE CHOSEN IN
                        SECTION XIII, "ALLOCATION OF CONTRIBUTIONS."

                      - IF OPTIONS 6 OR 7 IS SELECTED, ADDITIONAL TESTING WILL BE REQUIRED TO PROVE THAT THE DIFFERENT
                        CONTRIBUTIONS ARE AVAILABLE ON A NONDISCRIMINATORY BASIS.

                   Nonelective Contributions shall/shall not be based on Considered Net Profits.

                   - "SHALL" MUST BE CHOSEN IF OPTION 1 IS SELECTED.

                        / / Shall       /X/ Shall not
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     X. CONTRIBUTIONS
  Section
-------------------------------------------------------------------------------------------------------------
2C.1(b)           E. Voluntary Employee Contributions

                     Availability/Amount

                         /X/ Not Available under the Plan.
                         / / Available under the Plan (complete the following).
                             / / Voluntary Employee Contributions SHALL be permitted up to _______% of compensation actually paid during the Plan Year.
                             / / Voluntary Employee Contributions made in a Lump Sum SHALL be permitted.

                     - VOLUNTARY EMPLOYEE CONTRIBUTIONS ARE NOT AVAILABLE UNLESS ELECTIVE DEFERRAL CONTRIBUTIONS ARE AVAILABLE
-------------------------------------------------------------------------------------------------------------
2C.3              F. Rollover Contributions

                     Availability

                     /X/ 1. Rollover Contributions out of the Plan are always available.
                            /X/ Cash only.
                            / / Cash and Loan Notes from this and/or a prior plan.

                     /X/ 2. Rollover Contributions into the Plan:
                            / / Not Available under the Plan.
                            /X/ Available under the Plan (complete the following).

                                Cash Only or Cash and Loan Notes:
                                   /X/ Cash only.
                                   / / Cash and Loan Notes from prior plan.

                                Rollover contributions into the Plan may be made by:
                                   /X/ Both eligible Employees and Employees who would be eligible except they do not yet meet the Plan's age and/or service requirement.
                                   / / Eligible Employees only.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     X. CONTRIBUTIONS
  Section
-------------------------------------------------------------------------------------------------------------
7B.8, 7B.9        G.  Transfers of Account Balances

                      Availability

                      /X/ 1. Transfers of Account Balances out of the Plan are always available.

                      /X/ 2. Transfers of Account Balances into the Plan:

                              / / Not Available under the Plan.

                              /X/ Available under the Plan.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     XI. CONTRIBUTION PERIOD
  Section
-------------------------------------------------------------------------------------------------------------
 1.14             A.  The regular Contribution Period (by contribution type) shall be:

                      - FOR 1 AND 2 BELOW, "OTHER" CONTRIBUTION PERIOD MAY NOT BE LONGER THAN ANNUAL,
                      BUT MAY BE SHORTER THAN 4-WEEKLY.

                      - FOR 3 BELOW, "OTHER" CONTRIBUTION PERIOD MAY NOT BE LONGER THAN MONTHLY, BUT
                      MAYBE SHORTER THAN 4-WEEKLY.

                          1. Matching Contributions:

                              / / Annual          / / 4-Weekly
                              / / Monthly         /X/ Other (specify) bi-weekly

                          2. Nonelective Contributions:

                              /X/ Annual          / / 4-Weekly
                              / / Monthly         / / Other (specify) __________

                          3. Elective Deferral Contributions, Required Employee Contributions, and/or
                             Voluntary Employee Contributions:

                          - ANNUAL CONTRIBUTION PERIOD IS NOT AVAILABLE FOR CONTRIBUTIONS IN #3.

                              / / Monthly         / / 4-Weekly

                              /X/ Other (specify) bi-weekly
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     XII. ALLOCATION OF CONTRIBUTIONS
  Section
-------------------------------------------------------------------------------------------------------------
 2C.1(f)          A.  Allocation Formula for Nonelective Contribution

                      Complete the following ONLY if Section X.D is 1, 4, 6 or 7.

                      - IF SECTION X.D IS 6 OR 7, THE COMPENSATION TO COMPENSATION ALLOCATION FORMULA (1
                      BELOW) MUST BE CHOSEN.

                      The Nonelective Contribution will be allocated to Participants who meet the requirements of Section XIII.B or C as follows:

                      /X/ 1. Compensation to Compensation:

                             In the same ratio as each Participant's Compensation bears to the total
                             Compensation of all Participants.

                      / / 2. Integrated with Social Security:

                             a. Choose one of the following methods:

                                / / Step-Rate Method

                                    For each Plan year, the Employer will contribute an amount equal to
                                    _____% of each Participant's Compensation up to the Social Security
                                    Integration Level, plus _____% of each Participant's Compensation in excess of the Social Security Integration Level. However, in no event will the Excess Contribution percentage exceed the amount specified in
                                    Section 2C.1(f)(2)(B) of the Plan.

                                / / Maximum Disparity Method

                                    For each Plan Year, the Employer's Nonelective Contribution shall be allocated in the manner stated in Section 2C.1(f)(3) of the Plan in order to maximize permitted disparity.

                             b. Social Security Integration Level:

                                / / i.   $_____ (not to exceed the Social Security Taxable Wage Base).

                                / / ii.  The Social Security Taxable Wage Base in effect on the first day of the Plan Year.

                                / / iii. _____% of the Social Security Taxable Wage Base (not to exceed 100%).
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     XII. ALLOCATION OF CONTRIBUTIONS
  Section
-------------------------------------------------------------------------------------------------------------
 2C.1(g)          B.  Annual Allocation Requirements

                      An allocation of the annual Nonelective Contribution, annual Matching Contribution, and/or Additional Matching Contribution made by the Employer will be made to each
                      Participant who:

                      / / 1. Is a Participant on ANY day during the Plan Year regardless of Service credited during the Plan Year.

                      / / 2. Is credited with a Year of Service in the Plan Year for which the contribution is made.

                      / / 3. Is a Participant on the last day of the Plan Year.

                      /X/ 4. Is credited with a Year of Service in the Plan Year for which the contribution is made and is a Participant on the last day of the Plan Year.

                      In addition, an allocation will be made by the Employer on behalf of any Participant who retires, dies or becomes disabled during the Plan Year, regardless of the number of Hours of Service credited to such Participant and regardless of whether such
                      Participant is a participant on the last day of the Plan Year.

                             Annual Nonelective Contribution     /X/ Yes     / / No

                             Annual Matching Contribution        / / Yes     / / No

                             Additional Matching Contribution    /X/ Yes     / / No
-------------------------------------------------------------------------------------------------------------
 2C.1(g)          B.  Nonannual Allocation Requirements

                      An allocation of the nonannual Matching Contribution or nonannual Nonelective Contribution made by the Employer will be made to each Participant who:

                      /X/ 1. Is a Participant on any day of the Contribution Period.

                      / / 2. Is a Participant on the last day of the Contribution Period.

                      In addition, an allocation will be made by the Employer on behalf of any Participant who retires, dies or becomes disabled during the Contribution Period, regardless of whether such Participant is a Participant as of the last day of the Contribution Period.

                             Nonannual Nonelective Contribution     / / Yes     / / No

                             Nonannual Matching Contribution        /X/ Yes     / / No
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     XIII. LIMITATIONS ON ALLOCATIONS
  Section
-------------------------------------------------------------------------------------------------------------
 4B               A. If any Participant is covered by another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype plan:

                      - COMPLETE PART A IF YOU: (1) MAINTAIN, OR AT ANY TIME MAINTAINED, ANOTHER QUALIFIED
                      RETIREMENT PLAN IN WHICH ANY PARTICIPANT IN THIS PLAN IS, WAS, OR COULD BE, A
                      PARTICIPANT; OR (2) MAINTAIN A CODE SECTION 415(1)(2) INDIVIDUAL MEDICAL ACCOUNT, FOR
                      WHICH AMOUNTS ARE TREATED AS ANNUAL ADDITIONS FOR ANY PARTICIPANT IN THIS PLAN.

                      / / 1. N/A. The Employer has no other defined contribution plan(s).

                      /X/ 2. The provisions of Section 4B.5 of the Plan will apply, as if the other plan were a Master or Prototype plan.

                      / / 3. The plans will limit total Annual Additions to the Maximum Permissible Amount, and will reduce any Excess Amounts in a manner that precludes Employer discretion, in the following manner:_______________________________________________________

-------------------------------------------------------------------------------------------------------------

 4B               B.  If any Participant is or ever has been a Participant in a qualified defined benefit plan maintained by the Employer:

                      - COMPLETE PART B IF YOU MAINTAIN, OR AT ANY TIME MAINTAINED, ANOTHER QUALIFIED
                      RETIREMENT PLAN IN WHICH ANY PARTICIPANT IN THIS PLAN IS, WAS OR COULD BE A
                      PARTICIPANT.

                      /X/ 1. N/A. The Employer has no defined benefit plan(s).

                      / / 2. In any Limitation Year, the Annual Additions credited to the Participant under this
                             Plan may not cause the sum of the Defined Benefit Plan Fraction and the Defined
                             Contribution Fraction to exceed 1.0. If the Employer contributions that would otherwise be allocated to the Participant's account during such year would cause the 1.0 limitation to be exceeded, the allocation will be reduced so that the sum of the fraction equals 1.0. Any contributions not allocated because of the preceding sentence will be allocated to the remaining Participants according to the Plan's allocation formula. If the 1.0 limitation is exceeded because of an
                             Excess Amount, such Excess Amount will be reduced in accordance with Section 4B.4 of the Plan.

                      / / 3. Provide the method under which the Plan involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion__________________________________

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     XIII. LIMITATIONS ON ALLOCATIONS
  Section
-------------------------------------------------------------------------------------------------------------
                  C.  Compensation will mean all of each Participant's:

                      -  EVERYONE MUST COMPLETE SECTION C. IF OPTION 1, 2, OR 3 WAS SELECTED IN SECTION IV.A.,
                         YOU MUST MAKE THE SAME SELECTION HERE.

 4B.1(b)(1)           /X/ 1. Wages, Tips, and Other Compensation Box on Form W-2.

 4B.1(b)(2)           / / 2. Section 3401(a) wages.

 4B.1(b)(3)           / / 3. 415 safe-harbor compensation.
-------------------------------------------------------------------------------------------------------------

 4B.1(h)          D.  The Limitation Year shall be:

                      - EVERYONE MUST COMPLETE SECTION D.

                      / / 1. The Calendar Year.

                      /X/ 2. The 12-month period coinciding with the Plan Year.

                      / / 3. The 12-month period beginning on (MM/DD):________________

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     XIV. INVESTMENT OF PARTICIPANT'S ACCOUNTS
  Section
-------------------------------------------------------------------------------------------------------------
 5A.1             A.  The Participant shall/shall not have the authority to direct the Investment of
                      Contributions made by the Employer.

                             /X/ Shall        / / Shall Not
-------------------------------------------------------------------------------------------------------------
 5A.1             B.  If SHALL is elected above, complete the following.

                      Those having authority to direct the investment of the Participant's Account are
                      (choose all that apply):

                      /X/ 1. Participants who are active Employees.

                      /X/ 2. Participants who are former employees and continue to maintain an account in the Plan or Trust.

                      /X/ 3. Beneficiaries.

                      /X/ 4. Alternate Payees.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     XV. LIFE INSURANCE
  Section
-------------------------------------------------------------------------------------------------------------
 5B.1             A.  Available as a Participant investment:

                            / / Yes           /X/ No
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     XV. LIFE INSURANCE
  Section
-------------------------------------------------------------------------------------------------------------
                  B.  If yes is elected above, Life Insurance shall be available to:

                      / / 1. All Participants.

                      / / 2. Only to the specified group of Participants (fill in below):

                             --------------------------------------------------------

                             --------------------------------------------------------

                             --------------------------------------------------------

                      - IF SUBSECTION 2 IS CHECKED, SEPARATE NONDISCRIMINATION TESTING WILL BE REQUIRED.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     XVI. EMPLOYER STOCK
  Section
-------------------------------------------------------------------------------------------------------------
- BEFORE ELECTING EMPLOYER STOCK AS AN INVESTMENT OPTION, YOU SHOULD CONSULT YOUR LEGAL COUNSEL ON ANY
FEDERAL OR STATE SECURITIES LAW REQUIREMENTS ARISING FROM OFFERING EMPLOYER STOCK AS AN INVESTMENT OPTION
UNDER YOUR PLAN AND WHETHER USE OF THIS DOCUMENT IS APPROPRIATE FOR YOU UNDER THOSE LAWS. NEITHER
CONNECTICUT GENERAL LIFE INSURANCE COMPANY NOR ANY OF ITS EMPLOYEES CAN ADVISE YOU ON THESE MATTERS.

 1.45             A.  Investment in Employer Stock is:

                      / / Permitted.

                      /X/ Not Permitted.

                      - YOU MUST COMPLETE THE FOLLOWING SUBSECTIONS B AND C IF INVESTMENT IN EMPLOYER STOCK
                      IS PERMITTED AND PARTICIPANTS HAVE THE AUTHORITY TO DIRECT THE INVESTMENT OF EMPLOYER
                      CONTRIBUTIONS.
-------------------------------------------------------------------------------------------------------------
 1.45             B.  Investment in Employer Stock within the Plan by officers or directors of the Employer or by an individual who owns more than 10% of the Employer's Stock is:

                      / / Permitted.

                      / / Not Permitted.
-------------------------------------------------------------------------------------------------------------
 1.45             C.  The Trustee:

                      / / 1. Will vote the shares of the Employer Stock.

                      / / 2. Will vote the shares of the Employer Stock in accordance with any instructions received by the Trustee from the Participant.

                      - OPTION 2 MUST BE SELECTED IF CG TRUST COMPANY IS THE TRUSTEE.

                      / / 3. May request voting instructions from the Participants.
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
Plan Document     XVII. WITHDRAWALS PRECEDING TERMINATION
  Section
-------------------------------------------------------------------------------------------------------------

- COMPLETE ONLY THE SECTIONS FOR THE TYPE OF CONTRIBUTIONS IN YOUR PLAN.

-------------------------------------------------------------------------------------------------------------

3E.1(a)           A. Withdrawal of Required Employee Contributions.
                      - WITHDRAWAL MAY BE FOR ANY REASON.

                      /X/ Not Available under the Plan.
                      / / Available under the Plan.

                         If available, Required Employee Contributions may be withdrawn:
                            / / Once each 6 months.
                            / / Once each 12 months.
                            / / Other (specify) ________________.

                         The Contribution suspension period following a withdrawal of Required Employee Contributions shall be:

                       - YOU MUST CHOOSE ONE OF THE SUSPENSION PERIODS SHOWN. RELATED EMPLOYER CONTRIBUTIONS WILL BE SUSPENDED
                         FOR THE SAME PERIOD.
                            / / 6 Months.
                            / / 12 Months.
                            / / 24 Months.

-------------------------------------------------------------------------------------------------------------

3E.1(b)           B. Withdrawal of Voluntary Employee Contributions.

                      - WITHDRAWAL MAY BE FOR ANY REASON.

                      /X/ Not Available under the Plan.
                      / / Available under the Plan.

                         If available, Voluntary Employee Contributions may be withdrawn:
                             / / Once each 6 months.
                             / / Once each 12 months.
                             / / Other (specify) _______________.

-------------------------------------------------------------------------------------------------------------

                                         34

-------------------------------------------------------------------------------------------------------------
Plan Document     XVII. WITHDRAWALS PRECEDING TERMINATION
  Section
-------------------------------------------------------------------------------------------------------------
                  C. Withdrawal of Elective Deferral Contributions.

                  / / Not Available under the Plan.
                  /X/ Available under the Plan.

                      If available, select the conditions for withdrawal:
3E.2                      /X/ Withdrawal upon Participant's attainment of age 59-1/2.
3E.5                      /X/ Withdrawal for Serious Financial Hardship.

                      -- IF A PARTICIPANT MAKES A WITHDRAWAL OF ELECTIVE DEFERRAL CONTRIBUTIONS DUE TO A SERIOUS FINANCIAL
                         HARDSHIP,THE PARTICIPANT MUST BE SUSPENDED FROM MAKING ANY ADDITIONAL ELECTIVE DEFERRAL
                         CONTRIBUTIONS FOR A PERIOD OF 12 MONTHS.

-------------------------------------------------------------------------------------------------------------

                  D. Withdrawal of Employer Contributions (Matching, Nonelective and/or Prior Employer Contributions).

                  / / Not Available under the Plan.
                  /X/ Available under the Plan.

                      -- IF PRIOR EMPLOYER CONTRIBUTIONS ARE MONEY PURCHASE PLAN CONTRIBUTIONS, THEY MAY NOT BE WITHDRAWN.

                      If available, select the conditions for withdrawal:

3E.3                  /X/ 1. Withdrawal upon Participant's attainment of age 59-1/2.

                             Available from:

                             /X/ a. Matching Contributions.

                             /X/ b. Nonelective Contributions.

                             / / c. Prior Employer Contributions.

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     XVII. WITHDRAWALS PRECEDING TERMINATION
  Section
-------------------------------------------------------------------------------------------------------------

3E.3              / / 2. Withdrawals to active Participants who have been Participants for a minimum of 60 consecutive months.

                         Available from:

                         / / a. Matching Contributions.

                         / / b. Nonelective Contributions.

                         / / c. Prior Employer Contributions.

                         Frequency of withdrawal:
                             / / Once each 6 months.
                             / / Once each 12 months.
                             / / Other (specify) _____________.

                         Suspension Period following withdrawal:
                             / / N/A.
                             / / 6 months.
                             / / 12 months.
                             / / 24 months.

3E.4              /X/ 3. Withdrawal for Serious Financial Hardship.

                         Available from:

                         /X/ a. Matching Contributions.

                         /X/ b. Nonelective Contributions.

                         / / c. Prior Employer Contributions.

                                Prior Employer Contributions are contributions made to the Plan by the Employer prior to the
                                Plan's original conversion and/or restatement on ____________ (fill in date).

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     XVII. WITHDRAWALS PRECEDING TERMINATION
  Section
-------------------------------------------------------------------------------------------------------------

3E.6              E. Withdrawal of Rollover Contributions:

                     / / Not Available under the Plan.
                     /X/ Available under the Plan.

                         If available, Rollover Contributions may be withdrawn:

                            / / Once per Plan Year.
                            / / Every 6 Months.
                            / / Every 3 Months.
                            / / Every Month.
                            /X/ Anytime.
-------------------------------------------------------------------------------------------------------------
3E.6              F. Withdrawal of Qualified Voluntary Employee Contributions (QVEC Contributions)

                  - APPLICABLE ONLY IF THIS IS A READOPTION OF AN EXISTING PLAN. IF SELECTED, CONTRIBUTIONS MAY BE WITHDRAWN FOR
                    ANY REASON.

                         /X/ Not Available under the plan.
                         / / Available under the Plan.

                               If available, Qualified Voluntary Employee Contributions may be withdrawn:
                                   / / Once per Plan Year.
                                   / / Every 6 Months.
                                   / / Every 3 Months.
                                   / / Every Month.
                                   / / Anytime.

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     XVII. WITHDRAWALS PRECEDING TERMINATION
  Section
-------------------------------------------------------------------------------------------------------------
3E.1(c)           G. Withdrawal of Prior Required Employee Contributions:

                     - WITHDRAWAL MAY BE FOR ANY REASON.

                         /X/ Not Available under the Plan.
                         / / Available under the Plan.

                             If available, Prior Required Employee Contributions may be withdrawn:

                                / / Once each 6 months.
                                / / Once each 12 months.
                                / / Other (specify) _______________.

                      Prior Required Employee Contributions are posttax contributions made by Employees in order to receive an
                      Employer contribution and which were made before the Plan's original conversion and/or restatement on ________ (fill in date).

-------------------------------------------------------------------------------------------------------------
3E.1(d)           H. Withdrawal of Prior Voluntary Employee Contributions:

                     - WITHDRAWAL MAY BE FOR ANY REASON AND MAY BE TAKEN AT ANY TIME

                          /X/ Not Available under the Plan.
                          / / Available under the Plan.

                     Prior Voluntary Employee Contributions are voluntary contributions made by Employees prior to these types of contributions being eliminated as a plan option on ___________ (fill in date).

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     XVIII. LOANS TO PARTICIPANTS, BENEFICIARIES AND PARTIES-IN-INTEREST
  Section
-------------------------------------------------------------------------------------------------------------
5C.               A. Loans are permitted.
                          /X/ Yes

                      - IF YES, PLAN MUST BE TRUSTEED
                          / / No
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     XVIII. LOANS TO PARTICIPANTS, BENEFICIARIES AND PARTIES-IN-INTEREST
  Section
-------------------------------------------------------------------------------------------------------------
5C                B. Loans are available only from the following sources:

                  - QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTIONS (QVEC CONTRIBUTIONS) MAY NOT BE TAKEN IN A LOAN.

                         /X/ All Sources.
                         / / List Sources:

                         __________________________________________________________

                         __________________________________________________________

                         __________________________________________________________

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     XIX. RETIREMENT AND DISABILITY
  Section
-------------------------------------------------------------------------------------------------------------
1.40              A. Normal Retirement Age is:

                     /X/ 1. The date the Participant attains age 65 (not to exceed 65).

                     / / 2. The later of:

                            a. The date the Participant attains age ________ (not to exceed 65), or

                            b. The ________ (not to exceed 5th) anniversary of the Participation Commencement Date.

                            - NOTE REGARDING 2.b ABOVE: IF, FOR PLAN YEARS BEGINNING BEFORE JANUARY 1, 1998, NORMAL RETIREMENT
                              AGE WAS DETERMINED WITH REFERENCE TO THE ANNIVERSARY OF THE PARTICIPATION COMMENCEMENT DATE (MORE
                              THAN 5 BUT NOT TO EXCEED 10 YEARS),  THE ANNIVERSARY DATE FOR PARTICIPANTS WHO FIRST COMMENCED
                              PARTICIPATION UNDER THE PLAN BEFORE THE FIRST PLAN YEAR BEGINNING ON OR AFTER JANUARY 1, 1988
                              SHALL BE THE EARLIER OF (A) THE TENTH ANNIVERSARY OF THE DATE THE PARTICIPANT COMMENCED
                              PARTICIPATION IN THE PLAN (OR SUCH ANNIVERSARY AS HAD BEEN ELECTED BY THE EMPLOYER, IF LESS
                              THAN 10) OR (B) THE FIFTH ANNIVERSARY OF THE FIRST DAY OF THE FIRST PLAN YEAR BEGINNING ON OR
                              AFTER JANUARY 1, 1988. THE PARTICIPATION COMMENCEMENT DATE IS THE FIRST DAY OF THE FIRST
                              PLAN YEAR IN WHICH THE PARTICIPANT COMMENCED PARTICIPATION IN THE PLAN.

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     XIX. RETIREMENT AND DISABILITY
  Section
-------------------------------------------------------------------------------------------------------------
 1.18             B.  Early Retirement by Participants

                      1. Early Retirement by Participants is:

                         /X/ a. Not Permitted.

                         / / b. Permitted. Subject to the following conditions:

                                / / i.   Age _____ (not to exceed 65).

                                / / ii.  Years of Service _____.

                                / / iii. Age _____ (not to exceed 65) and _____ Years of Service.

                                / / iv.  Age _____ (not to exceed 65) and _____ Years of Participation.
-------------------------------------------------------------------------------------------------------------
 1.16             C.  Disability

                      1. The Employer shall/shall not make contributions on behalf of disabled Participants who are Nonhighly Compensated Employees on the basis of the Compensation each such
                         Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled.

                                      /X/ Shall           / / Shall Not

                      -  ALL SUCH CONTRIBUTIONS ARE 100% VESTED AND NONFORFEITABLE WHEN MADE.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     XX. DISTRIBUTION OF BENEFITS
  Section
-------------------------------------------------------------------------------------------------------------
 3A.1             A.  Distribution of benefits should be in the form of (check all that apply):

                      /X/ 1. Single Sum.

                      /X/ 2. Life Annuity.

                      /X/ 3. Installment Payments.

                      / / 4. Installment Refund Annuity.

                      / / 5. Employer Stock, to the extent the Participant is invested therein.

-------------------------------------------------------------------------------------------------------------
                  B.  Distribution Timing

                      / / 1. All Participants may elect to defer their distributions.

                      /X/ 2. Participants who terminate employment and whose account balances never exceeded $3,500 shall receive an immediate, lump sum cash distribution.

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     XX. DISTRIBUTION OF BENEFITS
  Section
-------------------------------------------------------------------------------------------------------------
                  C.  Expenses - Deferred Participants.

                      1. Participants who elect to defer distribution of their benefits shall/shall not pay for all fees associated with administration of their deferral payment.

                                              /X/ Shall         / / Shall Not
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     XXI. QUALIFIED PRERETIREMENT SURVIVOR ANNUITY
  Section
-------------------------------------------------------------------------------------------------------------
 3C.4             The Qualified Preretirement Survivor Annuity shall be:

                  - 100% IS REQUIRED FOR PLANS ALLOWING ONLY SINGLE SUM DISTRIBUTIONS.

                  /X/ 100% to the surviving spouse.

                  / / 50% to the surviving spouse.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     XXII. AMENDMENT TO THE PLAN
  Section
-------------------------------------------------------------------------------------------------------------
 7B               A.  The party having the authority to amend the Adoption Agreement is the:

                      / / 1. Trustee(s)

                      - TRUSTEE(S) CANNOT BE CHOSEN IF THE TRUSTEE IS THE CG TRUST.

                      /X/ 2. Plan Administrator.

                      / / 3. Plan Committee.

                      /X/ 4. Designated Representative of the Employer.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     XXIII. TOP-HEAVY PROVISIONS
  Section
-------------------------------------------------------------------------------------------------------------
 7A.1(i)          A.  Method to be used to avoid duplication of Top-Heavy Minimum benefits when a non-Key
                      Employee is a Participant in both this Plan and a defined benefit plan maintained by the Employer (select one response):

                      /X/ 1. N/A. The Employer has no other plan(s).

                      / / 2. Single Plan Minimum Top-Heavy Allocation. A minimum Top-Heavy contribution will be allocated to each non-Key Employee's Participant Account in an amount equal to:

                             / / a. The lesser of 3% of Compensation or the highest percentage allocated to any Key Employee.

                             / / b. ____% of Compensation (must be at least 3%).

                      / / 3. Multiple Plans Top-Heavy Allocation. In order to satisfy Code sections 415 and
                             416, and because of the required aggregation of multiple plans, a minimum
                             Top-Heavy contribution will be allocated to each non-Key Employee in an amount equal to:

                             / / a. Not Applicable. No other plan was in existence prior to the Effective
                                    Date of this Adoption Agreement.

                             / / b. 5% of Compensation, to be provided in a defined contribution plan of the Employer.

                             / / c. 7 1/2% of Compensation, to be nonintegrated, and provided in this Plan.

                             - IF C IS CHOSEN, FOR ALL PLAN YEARS IN WHICH THIS PLAN IS TOP-HEAVY (BUT NOT
                             SUPER TOP-HEAVY), THE DEFINED BENEFIT AND DEFINED CONTRIBUTION FRACTIONS SHALL
                             BE COMPUTED USING 125%.

                      / / 4. Enter the name of the plan(s) and specify the method under which the plan(s)
                             will provide Top-Heavy Minimum Benefits to non-Key Employees [include any adjustments required under Code section 415 (e)]:

                             ---------------------------------------------

                             ---------------------------------------------

                             ---------------------------------------------

                      - IF 4 IS SELECTED, THE METHOD SPECIFIED MUST PRECLUDE EMPLOYER DISCRETION AND
                      INADVERTENT OMISSIONS.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Plan Document     XXIII. TOP-HEAVY PROVISIONS
  Section
-------------------------------------------------------------------------------------------------------------
7A.1              B. Present Value: In order to establish the present value to compute the Top-Heavy Radio, any benefit shall be discounted only for mortality and interest, based on:

                     - COMPLETE B ONLY IF RESPONSE TO A IS 2, 3, OR 4. FILL IN ALL BLANKS.

                     / / 1. Interest Rate _____%.
                     / / 2. Mortality Table __________.
                     / / 3. Valuation Date _________.
-------------------------------------------------------------------------------------------------------------
7A.2              C. Where a non-Key Employee is a Participant in this and another defined contribution plan(s) of the Employer, choose which plan will provide the minimum Top-Heavy contribution:

                     / / 1. N/A. The Employer has no other plan.
                     /X/ 2. The minimum allocation will be met in this Plan.
                     / / 3. The minimum allocation will be met in the other defined contribution plan.
                            Enter the name of the plan:
                            ______________________________________________
-------------------------------------------------------------------------------------------------------------
7A.3              D. Top-Heavy Vesting Schedule. In  the event the plan becomes Top-Heavy,  the vesting schedule shall be:

                     - MUST MEET ONE OF THE SCHEDULES BELOW AND MUST BE AT LEAST AS LIBERAL AS THE VESTING SCHEDULE ELECTED IN
                       SECTION IX.A.

                     / / 1. 100% vesting after _______ (not to exceed 3) years of Services.
                     / / 2. _____% vesting after 1 Year of Service.
                            _____% (not less than 20) vesting after 2 Years of Service.
                            _____% (not less than 40) vesting after 3 Years of Service.
                            _____% (not less than 60) vesting after 4 Years of Service.
                            _____% (not less than 80) vesting after 5 Years of Service.
                              100% vesting after 6 Years of Service

                      /X/ 3. Same vesting schedule(s) as elected in Adoption Agreement Section IX (already meets Top-Heavy minimum vesting requirements).

                      - IF THE VESTING SCHEDULE UNDER THE PLAN SHIFTS IN TO THE ABOVE SCHEDULE FOR ANY PLAN YEAR BECAUSE OF THE
                        PLAN'S TOP-HEAVY STATUS, SUCH SHIFT IS AN AMENDMENT TO THE VESTING SCHEDULE AND THE ELECTION PROVISIONS
                        IN SECTION 7B.1 OF THE PLAN SHALL APPLY.

                      - THE TOP-HEAVY VESTING SCHEDULE WILL REMAIN IN EFFECT EVEN IF THE PLAN CEASES TO BE TOP HEAVY.
-------------------------------------------------------------------------------------------------------------

                                           43

-------------------------------------------------------------------------------------------------------------
Plan Document     XXIV. OTHER ADOPTING EMPLOYER
  Section
-------------------------------------------------------------------------------------------------------------
6E.1, 6E.2        A. The following Adopting Employer(s) also adopt this plan and have executed this Adoption Agreement:

                       - FILL IN BELOW THE NAMES AND THE EMPLOYER IDENTIFICATION NUMBERS (EINS) OF ADOPTING EMPLOYERS.

                       - MUST MEET REQUIREMENTS OF PLAN DEFINITION OF EMPLOYER, PLAN SECTION 1.24.

                       ____________________________________________

                       ____________________________________________

                       ____________________________________________

-------------------------------------------------------------------------------------------------------------

The Employer hereby adopts the Connecticut General Life Insurance Company Defined Contribution Prototype Profit Sharing/Thrift Plan with 401(k) Feature, including all elections made in this Non-Standardized Adoption Agreement, and the Employer agrees to be bound by all the terms of the Plan and by all the terms of this Adoption Agreement and of the Annuity Contract. The Employer further agrees that it will furnish promptly all information required by the Trustee, if applicable, the Plan Administrator and the Insurance Company in order to carry out their functions. The Employer shall notify the Trustee, if applicable, the Plan Administrator and the Insurance Company promptly of any changes in the status of the Employer which might affect the Employer's duties and responsibilities hereunder.

The elections under this Adoption Agreement may be changed by the Employer from time to time by a written instrument signed by the Employer, the Plan Administrator and the Trustee, if applicable, and accepted by the Plan Sponsor. The Employer consents to the exercise by the Plan Sponsor of the right to amend the Plan and the Annuity Contract from time to time as it may deem necessary or advisable.

By signing this Adoption Agreement, the Employer specifically acknowledges that the Insurance Company has no authority: (1) to answer legal questions and that all such questions shall be answered by legal counsel for the Employer; and (2) to make determinations involved in the administration of the Plan and that all such determinations shall be answered by the Employer's Plan Administrator or their designated representative.

Upon execution of this Adoption Agreement by the Employer, the Plan shall be effective with respect to that Employer as of the Effective Date specified herein, provided the Plan Administrator and the Trustee, if applicable, shall then or thereafter execute this Adoption Agreement to signify their acceptance of their duties and responsibilities hereunder and provided further, the Plan Sponsor will indicate its acceptance of the Employer in accordance with its usual rules and practices.

The Adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Internal Revenue Code section 401. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate key district office for a determination letter.

Connecticut General Life Insurance Company will inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of such Plan.

CAUTION: You should very carefully examine the elections you have made in this Adoption Agreement and discuss them with your legal counsel. Failure to properly fill out the Adoption Agreement may result in disqualification of your plan. This Adoption Agreement may only be used in conjunction with Basic Plan Document Number 03.

(Note: The Employer, Plan Administrator and Trustee, if applicable, must all sign below)

Executed at ___________, this ______day of ______________, 19__.


                           Employer's Exact Name: Navigant International, Inc.
                                                  ----------------------------
Witness: /s/ Judy Williams                    By: /s/ Eugene A. Over, Jr.
         ------------------------                ----------------------------
                                           Title: Secretary
                                                  ----------------------------


    Additional Adopting Employer's Exact Name: Associated Travel Services, LLC
                                              ---------------------------------
Witness: /s/ Judy Williams                 By: /s/ Eugene A. Over, Jr.
        ----------------------------          ---------------------------------
                                        Title: Assistant Secretary
                                              ---------------------------------

    Additional Adopting Employer's Exact Name: Mutual Travel, Inc.
                                              ---------------------------------
Witness: /s/ Judy Williams                 By: /s/ Eugene A. Over, Jr.
        ----------------------------          ---------------------------------
                                        Title: Assistant Secretary
                                              ---------------------------------


    Additional Adopting Employer's Exact Name: Simmons Associates, Inc.
                                              ---------------------------------
Witness: /s/ Judy Williams                 By: /s/ Eugene A. Over, Jr.
        ----------------------------          ---------------------------------
                                        Title: Assistant Secretary
                                              ---------------------------------


    Additional Adopting Employer's Exact Name:  Travelcorp, Inc.
                                              ---------------------------------
Witness: /s/ Judy Williams                 By: /s/ Eugene A. Over, Jr.
        ----------------------------          ---------------------------------
                                        Title: Assistant Secretary
                                              ---------------------------------


ACCEPTED this __________ day of _____________, 19 __.


Witness:                         By (Plan Administrator):
        -----------------------                          -----------------------

Witness:                         By (Plan Administrator):
        -----------------------                          -----------------------

Witness:                         By (Plan Administrator):
        -----------------------                          -----------------------

Witness:                         By (Trustee):
        -----------------------               ----------------------------------

Witness:                         By (Trustee):
        -----------------------               ----------------------------------

Witness:                         By (Trustee):
        -----------------------               ----------------------------------


ACCEPTED this __________ day of _____________, 19 __.


                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                  By (Authorized Representative):
                                                 -------------------------

    Additional Adopting Employer's Exact Name: Travel Consultants, Inc.
                                              ---------------------------------
Witness: /s/ Judy Williams                 By: /s/ Eugene A. Over, Jr.
        ----------------------------          ---------------------------------
                                        Title: Assistant Secretary
                                              ---------------------------------


    Additional Adopting Employer's Exact Name: Evans Travel Group, Inc.
                                              ---------------------------------
Witness: /s/ Judy Williams                 By: /s/ Eugene A. Over, Jr.
        ----------------------------          ---------------------------------
                                        Title: Assistant Secretary
                                              ---------------------------------


    Additional Adopting Employer's Exact Name:  Omni Travel Service, Inc.
                                              ---------------------------------
Witness: /s/ Judy Williams                 By: /s/ Eugene A. Over, Jr.
        ----------------------------          ---------------------------------
                                        Title: Assistant Secretary
                                              ---------------------------------


ACCEPTED this __________ day of _____________, 19 __.


Witness:                         By (Plan Administrator):
        -----------------------                          -----------------------

Witness:                         By (Plan Administrator):
        -----------------------                          -----------------------

Witness:                         By (Plan Administrator):
        -----------------------                          -----------------------

Witness:                         By (Trustee):
        -----------------------               ----------------------------------

Witness:                         By (Trustee):
        -----------------------               ----------------------------------

Witness:                         By (Trustee):
        -----------------------               ----------------------------------


ACCEPTED this __________ day of _____________, 19 __.


                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                  By (Authorized Representative):
                                                 -------------------------

    Additional Adopting Employer's Exact Name: Professional Travel Corporation
                                              ---------------------------------
Witness: /s/ Judy Williams                 By: /s/ Eugene A. Over, Jr.
        ----------------------------          ---------------------------------
                                        Title: Assistant Secretary
                                              ---------------------------------


    Additional Adopting Employer's Exact Name: Travel Arrangements, Inc.
                                              ---------------------------------
Witness: /s/ Judy Williams                 By: /s/ Eugene A. Over, Jr.
        ----------------------------          ---------------------------------
                                        Title: Assistant Secretary
                                              ---------------------------------


    Additional Adopting Employer's Exact Name:  Wareheim Travel Services, Inc.
                                              ---------------------------------
Witness: /s/ Judy Williams                 By: /s/ Eugene A. Over, Jr.
        ----------------------------          ---------------------------------
                                        Title: Assistant Secretary
                                              ---------------------------------


ACCEPTED this __________ day of _____________, 19 __.


Witness:                         By (Plan Administrator):
        -----------------------                          -----------------------

Witness:                         By (Plan Administrator):
        -----------------------                          -----------------------

Witness:                         By (Plan Administrator):
        -----------------------                          -----------------------

Witness:                         By (Trustee):
        -----------------------               ----------------------------------

Witness:                         By (Trustee):
        -----------------------               ----------------------------------

Witness:                         By (Trustee):
        -----------------------               ----------------------------------


ACCEPTED this __________ day of _____________, 19 __.


                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                  By (Authorized Representative):
                                                 -------------------------

                                FIRST AMENDMENT
                                      TO
                      NAVIGANT INTERNATIONAL 401(k) PLAN

The Navigant International 401(k) Plan, originally effective June 10, 1998, and presently maintained through adoption of the Connecticut General Life Insurance Company Defined Contribution Prototype Profit Sharing/Thrift Plan with 401(k) Feature, Basic Plan Document 03, by execution of a Non-Standardized Adoption Agreement Number 001-03 effective June 10, 1998, is hereby amended as follows:

1. Effective January 1, 1999, the Adoption Agreement is amended by replacing current page 27 with revised page 27 dated January 1, 1999, as attached to and made part of this Amendment.

2. Effective May 1, 1999, the Adoption Agreement is amended by replacing current page 33 with revised page 33 dated May 1, 1999 as attached to and made part of this Amendment.

Note: The Employer must execute the Amendment as provided below. The Plan Administrator (if different than the Employer) must sign the second page of the Amendment as indicated to show acceptance. This Amendment must be accepted by Connecticut General Life Insurance Company as Plan Sponsor.

EXECUTED at Englewood, Colorado, this 29th day of April, 1999.


                                       Navigant International, Inc.


                                       By: /s/ Eugene A. Over, Jr.
                                          --------------------------------
                                       Title: General Counsel and Secretary

ACCEPTED this _____ day of _________, 19___

                                            By: ______________________
                                                  Plan Administrator

                                  * * *

ACCEPTED this 29th day of April, 1999

                    CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                       By:     /s/ Byron Oliver
                                           ---------------------------
                                            Authorized Representative

CAUTION: You should very carefully examine the elections that you have made in the revised pages of the Adoption Agreement as attached to this Amendment and discuss them with your legal counsel. Failure to properly fill out the Adoption Agreement may result in disqualification of your plan. Neither Connecticut General Life Insurance Company nor any of its employees can provide you with legal advice or counsel in connection with the execution of this document.


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Plan Document     X. CONTRIBUTIONS
  Section
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
2C.1(b)           E. Voluntary Employee Contributions

                     Availability/Amount

                         /X/ Not Available under the Plan.
                         / / Available under the Plan (complete the following).
                             / / Voluntary Employee Contributions SHALL be permitted up to _______% of
                                 Compensation actually paid during the Plan Year.
                             / / Voluntary Employee Contributions made in a Lump Sum SHALL be permitted.

                     - VOLUNTARY EMPLOYEE CONTRIBUTIONS ARE NOT AVAILABLE UNLESS ELECTIVE DEFERRAL CONTRIBUTIONS ARE AVAILABLE
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2C.3              F. Rollover Contributions

                     Availability

                     /X/ 1. Rollover Contributions out of the Plan are always available.
                            /X/ Cash only.
                            / / Cash and Loan Notes from this and/or a prior plan.

                     /X/ 2. Rollover Contributions into the Plan:
                            / / Not Available under the Plan.
                            /X/ Available under the Plan (complete the following).

                                Cash Only or Cash and Loan Notes:
                                   / / Cash only.
                                   /X/ Cash and Loan Notes from prior plan.

                                Rollover contributions into the Plan may be made by:
                                   /X/ Both eligible Employees and Employees who would be eligible except they do not yet meet the Plan's age and/or service requirement.
                                   / / Eligible Employees only.
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Plan Document     XV. LIFE INSURANCE
  Section
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
                  B.  If yes is elected above, Life Insurance shall be available to:

                      / / 1. All Participants.

                      / / 2. Only to the specified group of Participants (fill in below):

                             --------------------------------------------------------

                             --------------------------------------------------------

                             --------------------------------------------------------

                      - IF SUBSECTION 2 IS CHECKED, SEPARATE NONDISCRIMINATION TESTING WILL BE REQUIRED.
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Plan Document     XVI. EMPLOYER STOCK
  Section
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- BEFORE ELECTING EMPLOYER STOCK AS AN INVESTMENT OPTION, YOU SHOULD CONSULT YOUR LEGAL COUNSEL ON ANY
FEDERAL OR STATE SECURITIES LAW REQUIREMENTS ARISING FROM OFFERING EMPLOYER STOCK AS AN INVESTMENT OPTION
UNDER YOUR PLAN AND WHETHER USE OF THIS DOCUMENT IS APPROPRIATE FOR YOU UNDER THOSE LAWS. NEITHER
CONNECTICUT GENERAL LIFE INSURANCE COMPANY NOR ANY OF ITS EMPLOYEES CAN ADVISE YOU ON THESE MATTERS.

 1.45             A.  Investment in Employer Stock is:

                      /X/ Permitted.

                      / / Not Permitted.

                      - YOU MUST COMPLETE THE FOLLOWING SUBSECTIONS B AND C IF INVESTMENT IN EMPLOYER STOCK
                      IS PERMITTED AND PARTICIPANTS HAVE THE AUTHORITY TO DIRECT THE INVESTMENT OF EMPLOYER
                      CONTRIBUTIONS.
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 1.45             B.  Investment in Employer Stock within the Plan by officers or directors of the Employer or by an individual who owns more than 10% of the Employer's Stock is:

                      /X/ Permitted.

                      / / Not Permitted.
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 1.45             C.  The Trustee:

                      / / 1. Will vote the shares of the Employer Stock.

                      /X/ 2. Will vote the shares of the Employer Stock in accordance with any instructions received by the Trustee from the Participant.

                      - OPTION 2 MUST BE SELECTED IF CG TRUST COMPANY IS THE TRUSTEE.

                      / / 3. May request voting instructions from the Participants.
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